Exhibit 32

                            CERTIFICATION PURSUANT TO
                              18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Food Technology Service, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Richard G. Hunter, chief Executive and Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly represents, in all material respects, the financial condition and result of operations of the Company at the end of, and for, this period covered by the Report.

September 18, 2008


                                                /s/  Richard G. Hunter, Ph.D.
                                                  ---------------------------
                                                     Richard G. Hunter, Ph.D.,
                                                     Chief Executive Officer
                                                     and Chief Financial Officer